UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022 (June 23, 2022)

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LogicMark, Inc.

2801 Diode Lane

Louisville, KY 40299

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LGMK	The Nasdaq Stock Market LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 23, 2022, LogicMark, Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware an (i) Elimination of Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the “Series A Elimination Certificate”) and (ii) Elimination of Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock (the “Series B Elimination Certificate”) in order to eliminate and cancel all designations, rights, preferences and limitations of the shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), and Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), respectively. Prior to the filing of the Series A Elimination Certificate and the Series B Elimination Certificate, all 3,125,000 authorized shares of Series A Preferred Stock and all 4,500,000 authorized shares of Series B Preferred Stock had been converted into shares of Common Stock pursuant to the applicable provisions of the Company’s Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, as amended (the “Series A Certificate of Designation”), and the Company’s Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock (the Series B Certificate of Designation”), respectively. Such shares have resumed the status of authorized but unissued shares of preferred stock of the Company. Prior to the filing of the Series A Elimination Certificate and the Series B Elimination Certificate there were no shares of Series A Preferred Stock or Series B Preferred Stock issued and outstanding, and no shares of Series A Preferred Stock or Series B Preferred Stock were to be issued subject to the Series A Certificate of Designation or Series B Certificate of Designation, respectively. Each of the Series A Elimination Certificate and the Series B Elimination Certificate became effective upon their filing with the Secretary of State of the State of Delaware.

The foregoing descriptions of each of the Series A Elimination Certificate and the Series B Elimination Certificate are not complete and are subject to and qualified in their entirety by reference to the Series A Elimination Certificate and the Series B Elimination Certificate, respectively, copies of which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Series A Elimination Certificate
3.2	Series B Elimination Certificate
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2022	LogicMark, Inc.

	By:	/s/ Mark Archer
	Name:	Mark Archer
	Title:	Chief Financial Officer

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